Financial risk management objectives and policies	12 Months Ended
Dec. 31, 2024
Disclosure of detailed information about financial instruments [abstract]
Financial risk management objectives and policies
23. Financial risk management objectives and policies
Capital risk management
The Group manages its capital to ensure that entities in the Group will be able to continue as a going concern while maximising the return to stakeholders through the optimisation of debt and equity. The capital structure of the Group consists of debt, which includes the borrowings disclosed in note 19, cash and cash equivalents in note 18 and equity attributable to equity holders of the parent, comprising issued capital, reserves and retained earnings as disclosed in the consolidated statement of changes in equity and in note 25.

	2024	2023
	£m	£m
Cash and cash equivalents (note 18)	2,638	2,218
Borrowings due within one year (note 19)	(584)	(946)
Borrowings due after one year (note 19)	(3,744)	(3,775)
Cash and cash equivalents less borrowings	(1,690)	(2,503)
Equity	3,734	3,833
Capital	2,044	1,330
Financial risk management
Treasury activity is managed centrally from London, New York and Hong Kong, and is principally concerned with the monitoring of working capital, managing external and internal funding requirements and the monitoring and management of financial market risks, in particular interest rate and foreign exchange exposures.
The treasury operation is not a profit centre and its activities are carried out in accordance with policies approved by the Board of Directors and subject to regular review.
The Group manages liquidity risk by ensuring continuity and flexibility of funding even in difficult market conditions. Undrawn committed borrowing facilities are maintained in excess of peak net-borrowing levels and debt maturities are closely monitored. Targets for average debt less cash position are set on an annual basis and, to assist in meeting this, working capital targets are set for all the Group’s major operations.
Liquidity risk
Liquidity risk is the risk that the Group cannot meet its financial obligations to repay financial liabilities when they fall due. The Group maintains substantial cash and cash equivalents which at 31 December 2024 amounted to £2.6 billion (2023:£2.2 billion) and a five-year Revolving Credit Facility of $2.5 billion (2023: $2.5 billion) due February 2029, with the option for two further one-year extensions. The first of the two-year extension options was triggered in January 2025, effective from February 2025 to extend the maturity to February 2030, which remained undrawn at 31 December 2024 (2023: undrawn).
The Group’s liquidity risk is concentrated towards bond principal repayments between 2025 and 2046. (2023: 2024 and 2046).
Given its debt maturity profile and available facilities, the Directors believe the Group has sufficient liquidity to match its requirements for the foreseeable future.
The following table is an analysis of future anticipated cash flows, in the form of interest and principal repayments, in relation to the Group’s financial liabilities and derivatives, on an undiscounted basis which, therefore, differs from the fair value and carrying value:

	Bank overdrafts	Bonds[1]	Lease liabilities	Total borrowings and leases	Trade payables and other financial liabilities[2]	Total non-derivative financial instruments	Derivative financial instruments receivable	Derivative financial instruments payable	Total derivative financial instruments	Total
	£m	£m	£m	£m	£m	£m	£m	£m	£m	£m
At 31 December 2024
Within one year	(171)	(536)	(353)	(1,060)	(12,130)	(13,190)	1,244	(1,296)	(52)	(13,242)
Between one and two years	—	(736)	(307)	(1,043)	(76)	(1,119)	99	(119)	(20)	(1,139)
Between two and three years	—	(723)	(281)	(1,004)	(45)	(1,049)	62	(80)	(18)	(1,067)
Between three and four years	—	(542)	(256)	(798)	(25)	(823)	516	(542)	(26)	(849)
Between four and five years	—	(359)	(235)	(594)	(13)	(607)	632	(656)	(24)	(631)
Over five years	—	(2,265)	(1,260)	(3,525)	(9)	(3,534)	479	(525)	(46)	(3,580)
	(171)	(5,161)	(2,692)	(8,024)	(12,298)	(20,322)	3,032	(3,218)	(186)	(20,508)
Effect of discounting/financing rates	—	1,004	672	1,676	26	1,702	—	—	134	1,836
Total	(171)	(4,157)	(2,020)	(6,348)	(12,272)	(18,620)	—	—	(52)	(18,672)

	Bank overdrafts	Bonds[1]	Lease liabilities	Total borrowings and leases	Trade payables and other financial liabilities[2]	Total non-derivative financial instruments	Derivative financial instruments receivable	Derivative financial instruments payable	Total derivative financial instruments	Total
	£m	£m	£m	£m	£m	£m	£m	£m	£m	£m
At 31 December 2023
Within one year	(358)	(711)	(406)	(1,475)	(12,335)	(13,810)	992	(1,018)	(26)	(13,836)
Between one and two years	—	(535)	(327)	(862)	(84)	(946)	495	(503)	(8)	(954)
Between two and three years	—	(746)	(282)	(1,028)	(131)	(1,159)	47	(52)	(5)	(1,164)
Between three and four years	—	(726)	(261)	(987)	(13)	(1,000)	47	(52)	(5)	(1,005)
Between four and five years	—	(704)	(231)	(935)	(10)	(945)	718	(650)	68	(877)
Over five years	—	(1,859)	(1,265)	(3,124)	(20)	(3,144)	—	—	—	(3,144)
	(358)	(5,281)	(2,772)	(8,411)	(12,593)	(21,004)	2,299	(2,275)	24	(20,980)
Effect of discounting/financing rates	—	918	618	1,536	52	1,588	—	—	7	1,595
Total	(358)	(4,363)	(2,154)	(6,875)	(12,541)	(19,416)	—	—	31	(19,385)
Notes
[1]Maturities reflect contractual cash flows applicable except in the event of a change of control or event of default, upon which the noteholder shall have the option to require the issuer to redeem or repay the notes within 45 days of the notice period.
[2]Includes deferred income and customer advances of £1,160 million (2023: £1,319 million) within one year. Also includes contingent consideration liabilities, liabilities in respect of put option agreements with vendors and non-derivative financial liabilities within trade and other payables as disclosed in Note 17.
Foreign currency risk
The Group’s results in pounds sterling are subject to fluctuation as a result of exchange rate movements. The Group does not hedge this translation exposure to its earnings but does partially hedge the currency element of its net assets using foreign currency borrowings, cross-currency swaps, forward foreign exchange contracts and non-deliverable forward foreign exchange contracts.
The Group effects these currency net asset hedges by borrowing in the same currencies as the operating (or “functional”) currencies of its main operating units. The majority of the Group’s debt is therefore denominated in US dollars, pound sterling and euros. The Group’s borrowings (including cross currency swaps) at 31 December 2024 were primarily made up of $1,284 million, £1,501 million and €2,101 million (2023: $1,874 million, £1,094 million and €2,100 million). The Group’s average gross debt during the course of 2024 was $1,683 million, £1,900 million and €2,100 million (2023: $2,511 million, £1,173 million and €2,321 million).
The Group’s operations conduct the majority of their activities in their own local currency and consequently the Group has no significant transactional foreign exchange exposures arising from its operations. Any significant cross-border trading exposures are hedged by the use of forward foreign-exchange contracts. No speculative foreign exchange trading is undertaken.
Interest rate risk
The Group is exposed to interest rate risk on both interest-bearing assets and interest-bearing liabilities. The Group has a policy of actively managing its interest rate risk exposure using underlying debt, interest rate swaps and other banking or finance arrangements to achieve a balanced mix of fixed and floating rate debt. The Group’s interest rate profile and risk is reviewed regularly at the Group's Treasury Committee.
At 31 December 2024, including the effect of interest rate and cross currency swaps, 100% of the Group's US dollar, sterling and euro debt is at fixed interest rates.
Analysis of fixed and floating rate debt by currency including the effect of interest rate and cross-currency interest rate swaps:

2024			£m	Fixed rate[1]	Maturity (months)[1]
Currency
$	– fixed		1,026	5.24	91
£	– fixed		1,501	3.53	83
€	– fixed		1,736	2.12	36
		Total	4,263

2023			£m	Fixed rate[1]	Maturity (months)[1]
Currency
$	– fixed		1,472	4.62	66
£	– fixed		1,094	2.97	130
€	– fixed		1,820	2.12	48
		Total	4,386
Note
[1]Weighted average
Sensitivity analysis
The following sensitivity analysis addresses the effect of currency and interest rate risks on the Group’s financial instruments. The analysis assumes that all hedges are highly effective.
Currency risk
A 10% strengthening of sterling against the Group’s major currencies would result in the following impacts on the income statement and equity, which would arise on the retranslation of foreign currency-denominated monetary items. A 10% weakening of sterling would have an equal and opposite effect.

	Impact on income statement Gain/(loss)		Impact on equity Gain/(loss)
	2024	2023	2024	2023
	£m	£m	£m	£m
US dollar	(82)	41	93	18
Euro	105	186	—	—
Interest rate risk
A one percentage point increase in market interest rates for all currencies in which the Group had cash and borrowings at 31 December 2024 would decrease profit before tax by approximately £13 million (2023: increase of £19 million). A one percentage point decrease in market interest rates would have an equal and opposite effect. This has been calculated by applying the interest rate change to the Group’s variable rate cash and borrowings. Note that in practice, the Group has a cyclical cash profile throughout the year.
Credit risk
The Group’s principal financial assets are cash and cash equivalents, trade and other receivables and other investments, the carrying values of which represent the Group’s maximum exposure to credit risk in relation to financial assets.
The Group’s credit risk is primarily attributable to its trade receivables. The majority of the Group’s trade receivables are due from large national or multinational companies where the risk of default is considered low. The amounts presented in the consolidated balance sheet are net of expected credit losses, estimated by the Group’s management based on expected losses, prior experience and their assessment of the current economic environment. A relatively small number of clients make up a significant percentage of the Group’s debtors, but no single client represents more than 6.5% of total trade receivables at 31 December 2024 (2023: 6.3%).
The credit risk on liquid funds and derivative financial instruments is limited because the counterparties are high-rated (AAA) funds, banks with high credit ratings assigned by international credit-rating agencies or banks that have been financed by their government.
Financial instruments and hedge accounting
An analysis of the Group's financial assets and liabilities by accounting classification is set out below:

	Derivatives in designated hedge relationships	Held at fair value through profit or loss	Held at fair value through other comprehensive income	Amortised cost	Carrying value
	£m	£m	£m	£m	£m
2024
Current and non-current assets
Trade and other receivables	—	—	—	10,197	10,197
Derivative assets	4	1	—	—	5
Other investments	—	306	92	—	398
Cash and cash equivalents	—	655	—	1,983	2,638

Current and non-current liabilities
Trade and other payables	—	—	—	(10,912)	(10,912)
Deferred income and customer advances	—	—	—	(1,160)	(1,160)
Borrowings	—	—	—	(4,328)	(4,328)
Derivative liabilities	(55)	(2)	—	—	(57)
Contingent consideration liabilities	—	(133)	—	—	(133)
Liabilities in respect of put options	—	—	—	(67)	(67)
	(51)	827	92	(4,287)	(3,419)

	Derivatives in designated hedge relationships	Held at fair value through profit or loss	Held at fair value through other comprehensive income	Amortised cost	Carrying value
	£m	£m	£m	£m	£m
2023
Current and non-current assets
Trade and other receivables	—	—	—	10,719	10,719
Derivative assets	31	2	—	—	33
Other investments	—	258	75	—	333
Cash and cash equivalents	—	181	—	2,037	2,218

Current and non-current liabilities
Trade and other payables	—	—	—	(10,919)	(10,919)
Deferred income and customer advances[1]	—	—	—	(1,319)	(1,319)
Borrowings	—	—	—	(4,721)	(4,721)
Derivative liabilities	—	(2)	—	—	(2)
Contingent consideration liabilities	—	(199)	—	—	(199)
Liabilities in respect of put options	—	—	—	(104)	(104)
	31	240	75	(4,307)	(3,961)
Note
[1]The prior year table has been re-presented to include deferred income and customer advances
Deferred income and customer advances are held at amortised cost and the carrying value approximates the fair value.
The following table provides an analysis of financial instruments that are measured subsequent to initial recognition at fair value, grouped into levels 1 to 3 based on the degree to which the fair value is observable, or based on observable inputs:
Level 1 fair value measurements are those derived from quoted prices (unadjusted) in active markets for identical assets or liabilities;
Level 2 fair value measurements are those derived from inputs other than quoted prices included within level 1 that are observable for the asset or liability, either directly (ie as prices) or indirectly (ie derived from prices);
Level 3 fair value measurements are those derived from valuation techniques that include inputs for the asset or liability that are not based on observable market data (unobservable inputs).

	Level 1	Level 2	Level 3	Total
	£m	£m	£m	£m
2024
Derivatives in designated hedge relationships
Derivative assets	—	4	—	4
Derivative liabilities	—	(55)	—	(55)
Held at fair value through profit or loss
Money market funds	655	—	—	655
Other investments	73	—	233	306
Derivative assets	—	1	—	1
Derivative liabilities	—	(2)	—	(2)
Contingent consideration liabilities	—	—	(133)	(133)
Held at fair value through other comprehensive income
Other investments	3	—	89	92

	Level 1	Level 2	Level 3	Total
	£m	£m	£m	£m
2023
Derivatives in designated hedge relationships
Derivative assets	—	31	—	31
Derivative liabilities	—	—	—	—
Held at fair value through profit or loss
Money market funds	181	—	—	181
Other investments	1	—	257	258
Derivative assets	—	2	—	2
Derivative liabilities	—	(2)	—	(2)
Contingent consideration liabilities	—	—	(199)	(199)
Held at fair value through other comprehensive income
Other investments	7	—	68	75
Reconciliation of level 3 fair value measurements:

	Contingent consideration liabilities	Other investments
	£m	£m
1 January 2023	(160)	359
Gains/(losses) recognised in the income statement	51	(27)
Gains recognised in other comprehensive income	—	1
Exchange adjustments	2	—
Additions	(150)	3
Disposals	—	(11)
Settlements	58	—
31 December 2023	(199)	325
Gains/(losses) recognised in the income statement	1	(29)
Exchange adjustments	1	2
Additions	(33)	24
Settlements	97	—
31 December 2024	(133)	322

The fair values of financial assets and liabilities are based on quoted market prices where available. Where the market value is not available, the Group has estimated relevant fair values on the basis of available information from outside sources. There have been no movements between level 3 and other levels.
Offsetting financial assets and liabilities
Financial assets and liabilities are offset, and the net amount reported in the consolidated balance sheet when there is a legally enforceable right to offset the recognised amounts and there is an intention to settle on a net basis or realise the asset and settle the liability simultaneously. Derivative financial instruments that do not meet the criteria for offset could be settled net in certain circumstances under ISDA (‘International Swaps and Derivatives Association’) agreements where each party has the option to settle amounts on a net basis in the event of default from the other.
The following table sets out the carrying amount of recognised financial instruments that are subject to the above agreements. The column ‘Net amount’ shows the impact on the Group’s consolidated statement of financial position if offset rights were exercised.

	31 December 2024			31 December 2023
	Gross amounts presented in balance sheet £m	Right of set off with derivative counterparties £m	Net amount £m	Gross amounts presented in balance sheet £m	Right of set off with derivative counterparties £m	Net amount £m
Derivative financial assets	5	(5)	—	33	5	38
Derivative financial liabilities	(57)	5	(52)	(2)	(5)	(7)
Total	(52)	—	(52)	31	—	31
Contingent consideration liabilities and liabilities in respect of put options
Future anticipated payments due to vendors in respect of contingent consideration liabilities are recorded at fair value, which is the present value of the expected cash outflows of the obligations. Liabilities in respect of put option agreements are initially recorded at the present value of the redemption amount in accordance with IAS 32 and subsequently measured at amortised cost in accordance with IFRS 9. Both types of obligations are dependent on the future financial performance of the entity and it is assumed that future profits are in line with Directors' estimates. The Directors derive their estimates from internal business plans together with financial due diligence performed in connection with the acquisition.
As of 31 December 2024, the potential undiscounted amount of future payments that could be required under the contingent consideration agreements for acquisitions completed in the current year and for all contingent consideration agreements ranges from £nil to £51 million (2023: £nil to £326 million) and £nil to £594 million (2023: £nil to £753 million), respectively. The decrease in maximum potential undiscounted amount of future payments for all contingent consideration agreements is due to arrangements that have been completed and paid, or amended, which is partially offset by contingent consideration agreements related to current year acquisitions or increases in ownership. For certain current year step-up acquisitions the maximum payment under the contingent consideration agreement is not limited.
At 31 December 2024, the weighted average growth rate in estimating future financial performance of contingent consideration liabilities was 21.5% (2023: 14.3%). The weighted average of the risk-adjusted discount rate applied to these obligations at 31 December 2024 was 4.9% (2023: 6.3%). A change to either of these inputs to reflect a reasonably possible alternative assumption would not result in a significant change to the fair value.
Other investments
The fair value of other investments included in level 1 is based on quoted market prices. Other investments included in level 3 are unlisted securities, where market value is not readily available. The Group has estimated relevant fair values on the basis of information from outside sources using the most appropriate valuation technique, including external funding rounds and earnings multiples. The sensitivity to changes in unobservable inputs is specific to each individual investment. A change to one or more of these unobservable inputs to reflect a reasonably possible alternative assumption would not result in a significant change to the fair value.
Hedge accounting
The Group uses foreign currency borrowings, foreign currency forwards and swaps, interest rate swaps and cross-currency interest rate swaps for the purpose of hedging its foreign currency and interest rate risks. The Group may designate certain financial instruments as fair value hedges, cash flow hedges or net investment hedges in accordance with IFRS 9.
Hedge effectiveness is determined at the inception of the hedge relationship, and through periodic prospective effectiveness assessments to ensure that an economic relationship exists between the hedged item and hedging instrument. Sources of hedge effectiveness will depend on the hedge relationship designation but may include:

•a significant change in the credit risk of either party to the hedging relationship;
•a timing mismatch between the hedging instrument and the hedged item;
•movements in foreign currency basis spread for derivatives in a fair value hedge;
•impairment to the Group’s net investment in US dollars.

The hedge ratio for each designation will be established by comparing the quantity of the hedging instrument and the quantity of the hedged item to determine their relative weighting, for all of the Group’s existing hedge relationships the hedge ratio has been determined as 1:1. Designated hedges are expected to be effective and therefore the impact of ineffectiveness on profit and loss not expected to be material.
Cash flow and fair value hedge accounting

In March 2024, the Group issued a €600 million bond due September 2029 and a €650 million bond due September 2033. Concurrently, the Group entered into cross currency swap contracts with receipts of €600 million and payments of £513 million due in September 2029, cross currency swap contracts with receipts of €650 million and payments of £556 million due in September 2033 and a £556 million interest rate swap contract due in March 2025 to mitigate foreign currency and interest rate risks. The Group applied cash flow hedge accounting for the 2025 and 2029 hedges and fair value hedge accounting for the 2033 hedge.

In December 2024, the Group repurchased €200 million of the bond due in May 2028, €249 million of the bond due in September 2029 and €150 million of the bond due in September 2033. Concurrently, the Group terminated cross currency swap contracts with receipts of €200 million and payments of $216 million due in May 2028, cross currency swap contracts with receipts of €250 million and payments of £214 million due in September 2029, cross currency swap contracts with receipts of €150 million and payments of £128 million due in September 2033 and £128 million of interest rate swap contracts due in March 2025. The Group ceased to apply hedge accounting for this portion the hedge.
Net investment hedge accounting

In November 2024, the Group entered into cross currency swap contracts due in September 2029 with receipts of £300 million and payments of £377 million as a hedge of the Group’s foreign currency translation risk arising on consolidation of the Group’s net investment in its USD foreign operations. The Group applied net investment hedge accounting.

In September 2024, $750 million of bonds, designated as hedging instruments in a net investment hedge relationship, were repaid. The Group ceased to apply net investment hedge accounting for this portion of the hedge.

Hedge accounting summary

At 31 December 2024, the Group had the following financial instruments designated as net investment hedges in respect of the foreign currency translation risk arising on consolidation of the Group’s net investment in its USD foreign operations:
▪$595 million leg of its cross currency swaps due May 2028;
▪$377 million leg of its cross currency swaps due September 2029;
▪$93 million bond due September 2042; and
▪$220 million bond due November 2043.

At 31 December 2024, the Group had the following financial derivative instruments in designated fair value hedging relationships:
▪€500 million leg of its cross currency interest rate swaps due September 2033.

At 31 December 2024, the Group had the following financial derivative instruments in designated cashflow hedging relationships:
▪€500 million leg of its cross currency swaps due March 2025;
▪£428 million interest rate swaps due March 2025;
▪€550 million leg of its cross currency swaps due May 2028;
▪€350 million leg of its cross currency swaps due September 2029; and
▪£63 million of non-deliverable forward foreign exchange contracts due between 2025 and 2028.
The following table represents the Group's continued designated hedge relationships under IFRS 9.

	Cash flow hedges of foreign currency risk[1]		Cash flow hedges of interest rate risk[2]		Fair value hedges of foreign currency and interest rate risk		Net investment hedges of foreign currency risk
	2024	2023	2024	2023	2024	2023	2024	2023
Carrying amount of derivative hedging instruments[3]	£(56)m	£(17)m	—	—	£(15)m	—	£20m	£48m
Carrying amount of non-derivative hedging instruments (bonds)	—	—	—	—	—	—	£(244)m	£(835)m
Notional amount of hedged items	€1,400m	€1,250m	£428m	—	€500m	—	—	—
Notional amount of hedging instruments	€1,400m	€1,250m	£428m	—	€500m	—	US$1,285m	US$1,874m
Notional amount of hedged net assets	—	—	—	—	—	—	US$1,285m	US$1,874m
Change in fair value of hedged items gain/(loss)	£2m	£32m	—	—	£4m	—	£3m	£(108)m
Change in fair value of hedging instrument (loss)/gain	£(5)m	£(29)m	—	—	£(7)m	—	£(3)m	£110m
Hedge ineffectiveness (loss)/gain	£(3)m	£3m	—	—	£(3)m	—	—	£2m
Fair value (loss)/gain arising on hedging instruments deferred to OCI	£(35)m	£(43)m	—	—	—	—	£(3)m	£108m
Fair value amounts reclassified to profit and loss	£58m	£44m	—	—	—	—	—	—
Maturity date	2025-29	2025-28	2025	—	2033	—	2028-43	2024-43
Weighted average interest rate	4.45%	4.43%	4.96%	—	SONIA	—	5.24%	4.62%
Weighted average FX rate[4]	1.14	1.13	—	—	1.17	—	1.24	1.23
Notes
[1]Relates to fix to fix Euro to GBP cross currency swaps designated as cash flow hedges.
[2] Relates to float to fix GBP interest rate swaps.
[3] This amount is presented in trade and other receivables, and trade and other payables. The use of derivatives may entail a derivative transaction qualifying for more than one hedge type designation under IFRS 9. Therefore, the carrying amounts are grossed up by hedge type, whereas they are presented at an instrument level in the balance sheet.
[4] Weighted average FX rate is GBP against the currency in which the hedged item is presented.